Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.30%
Australia–3.28%
Corporate Travel Management Ltd.	139,758	$1,634,356
Canada–5.07%
Colliers International Group, Inc.	31,213	2,529,189
France–3.36%
Ipsos	51,548	1,674,621
Germany–3.55%
Adesso SE	27,961	1,770,110
Hong Kong–3.58%
Luk Fook Holdings International Ltd.	658,000	1,783,157
Monaco–2.21%
GasLog Ltd.	170,336	1,103,777
Netherlands–2.56%
SBM Offshore N.V.	74,216	1,275,627
Poland–4.11%
Inter Cars S.A.	33,573	2,051,413
Switzerland–4.40%
SIG Combibloc Group AG(a)	138,745	2,192,603
United Kingdom–15.20%
Clarkson PLC	41,526	1,606,561
Dechra Pharmaceuticals PLC	42,566	1,601,292
Equiniti Group PLC(b)	934,275	2,533,816
Howden Joinery Group PLC	131,413	1,192,696
Inspired Energy PLC	2,522,313	649,353
		7,583,718
Shares		Value
United States–48.98%
Alliance Data Systems Corp.	16,857	$1,732,731
Axalta Coating Systems Ltd.(a)	51,389	1,480,517
Booz Allen Hamilton Holding Corp.	13,106	1,022,792
CommScope Holding Co., Inc.(a)	172,145	2,097,587
Delphi Technologies PLC	77,108	1,182,837
Encore Capital Group, Inc.(a)	69,214	2,349,815
Floor & Decor Holdings, Inc., Class A(a)	31,129	1,534,971
Global Payments, Inc.	10,742	2,099,524
Interface, Inc.	185,047	2,975,556
Liberty Broadband Corp., Class A(a)	4,366	574,522
Nuance Communications, Inc.(a)	151,642	2,869,067
Performant Financial Corp.(a)	494,586	479,501
Sabre Corp.	126,922	2,733,900
Spirit Airlines, Inc.(a)	31,634	1,299,208
		24,432,528
Total Common Stocks & Other Equity Interests (Cost $48,489,813)		48,031,099
Money Market Funds–3.80%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(c)	663,542	663,542
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(c)	473,851	474,040
Invesco Treasury Portfolio, Institutional Class, 1.47%(c)	758,333	758,333
Total Money Market Funds (Cost $1,895,909)		1,895,915
TOTAL INVESTMENTS IN SECURITIES—100.10% (Cost $50,385,722)		49,927,014
OTHER ASSETS LESS LIABILITIES–(0.10)%		(47,857)
NET ASSETS–100.00%		$49,879,157

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2020 represented 5.08% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Select Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$1,634,356	$—	$1,634,356
Canada	2,529,189	—	—	2,529,189
France	—	1,674,621	—	1,674,621
Germany	—	1,770,110	—	1,770,110
Hong Kong	—	1,783,157	—	1,783,157
Monaco	1,103,777	—	—	1,103,777
Netherlands	—	1,275,627	—	1,275,627
Poland	—	2,051,413	—	2,051,413
Switzerland	—	2,192,603	—	2,192,603
United Kingdom	—	7,583,718	—	7,583,718
United States	24,432,528	—	—	24,432,528
Money Market Funds	1,895,915	—	—	1,895,915
Total Investments	$29,961,409	$19,965,605	$—	$49,927,014
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Select Opportunities Fund